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[DELOITTE & TOUCHE LLP LETTERHEAD]


CONSENT OF INDEPENDENT AUDITORS


Security First Life Separate Account A of
Security First Life Insurance Company

We consent to (a) the use in this Post-Effective Amendment No. 14 to Registration Statement No. 33-47984 under the Securities Act of 1933 and in this Amendment No. 112 to Registration Statement No. 811-3365 under the Investment Company Act of 1940 on Form N-4 of our report dated February 10, 1999 regarding Security First Life Insurance Company and subsidiary and our report dated April 15, 1999 regarding Security First Life Separate Account A appearing in the Financial Statements, which are included in Part B, the Statement of Additional Information of such Registration Statements, (b) the reference to us under the heading "Independent Auditors" in such Statement of Additional Information and
(c) the reference to us under the heading "Condensed Financial Information" in the Prospectus, which is a part of such Registration Statements.



/s/ Deloitte & Touche LLP



April 26, 1999
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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Condensed Financial Information" and "Independent Auditors" and to the use of our report on Security First Life Insurance Company and Subsidiaries dated February 11, 1998 and Security First Life Separate Account A dated April 17, 1998 in the Registration Statement (Form N-4, Post-Effective Amendment No. 14 under the Securities Act of 1933 and No. 112 under the Investment Company Act of 1940) and related Prospectus and Statement of Additional Information of Security First Life Separate Account A.



                                            Ernst & Young LLP



Los Angeles, California
April 26, 1999